Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Leopard Capital, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 (the "Report"), I, Zhu Xiao Xin, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)         The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)         The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Zhu Xiao Xin
Zhu Xiao Xin
President and Director

March 29, 2004